UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of Earliest
Event Reported):February 21, 2008
RADIATION THERAPY SERVICES, INC.
(Exact name of registrant as specified in its charter)
Commission file number 000-50802

FLORIDA	65-0768951

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2234 Colonial Boulevard, Fort Myers, Florida	33907

(Address of principal executive offices)	(Zip Code)
(239) 931-7275

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          OTHER EVENTS.
     On February 21, 2008, Radiation Therapy Services, Inc. (“RTS”) issued a press release, a copy of which is filed as Exhibit 99 to this
Form 8-K, announcing that, pursuant to an Agreement and Plan of Merger, dated as of October 19, 2007, by and among RTS, a Florida corporation, Radiation Therapy Services Holdings, Inc., a Delaware corporation (“Parent”), RTS MergerCo, Inc., a Florida Corporation and a direct wholly-owned subsidiary of Parent (“MergerSub”), and Radiation Therapy Investments, LLC, a Delaware limited liability company (for purposes of Section 7.2 only), MergerSub merged with and into RTS (the “Merger”), and RTS became a subsidiary of Parent. The Merger was approved by the shareholders of RTS on February 6, 2008 and became effective on February 21, 2008.
Item 9.01          FINANCIAL STATEMENTS AND EXHIBITS.
(d)       Exhibits.
99.1     Press Release, dated February 21, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIATION THERAPY SERVICES, INC.
(Registrant)
Date: February 21, 2008	By:	/s/ David N.T. Watson
David N.T. Watson
Chief Financial Officer

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